UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 3, 2026, Datavault AI Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which the Company agreed to sell and issue, in a registered direct offering (the “Offering”) an aggregate of 109,090,910 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”). The offering price per Share is $0.55, for aggregate gross proceeds to the Company from the Offering of approximately $60.0 million, before deducting the Placement Agent’s (as defined below) fees and offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for the deployment of its quantum-ready graphics processing unit edge network, including build-out and equipment, as well as working capital and general corporate purposes. The closing of the Offering is expected to occur on or about May 5, 2026, subject to the satisfaction of customary closing conditions.

Pursuant to the Purchase Agreement, the Company has agreed that, subject to certain exceptions, from the date of the prospectus supplement until forty-five (45) days after the closing of the Offering, (i) neither it nor any of its subsidiaries shall (a) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or (b) file any registration statement or any amendment or supplement thereto, and (ii) it shall not enter into a Variable Rate Transaction (as defined in the Purchase Agreement).

The Purchase Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “SEC”).

In connection with the Offering, the Company entered into a Placement Agency Agreement, dated as of May 3, 2026, with Titan Partners Group LLC, a division of American Capital Partners, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the sole placement agent for the issuance and sale of securities of the Company pursuant to the Purchase Agreement. As compensation for such services, the Company agreed to pay the Placement Agent a cash fee of $4.2 million and issue to the Placement Agent, or its designees, warrants to purchase up to 5,454,545 shares of Common Stock (the “Placement Agent Warrants”) at the closing of the Offering. The Placement Agent Warrants have a term of five years from the date of the prospectus supplement and have an exercise price of $0.6325 per share. The Company also agreed to reimburse the Placement Agent for legal and other expenses incurred by it in connection with the offering in an aggregate amount up to $60,000. The Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants have been deemed compensation by the Financial Industry Regulatory Authority (“FINRA”), and therefore are subject to a 180-day lock-up pursuant to Rule 5110(e)(1) of FINRA, subject to certain exceptions set forth in FINRA Rule 5110(e)(2).

The Shares, the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants (the “Placement Agent Warrant Shares”) were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-294502), which was originally filed with the SEC on March 20, 2026, and was declared effective on March 25, 2026, a base prospectus forming a part of the effective registration statement dated March 25, 2026 and a prospectus supplement dated May 3, 2026.

The foregoing summaries of the Purchase Agreement and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, copies of the forms of such documents attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

A copy of the opinion of Paul Hastings LLP, counsel to the Company, relating to the validity of the Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, without limitation, statements regarding the completion of the Offering, the satisfaction of customary closing conditions related to the Offering and the amount and the intended use of the net proceeds from the Offering. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.

Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including, without limitation: the risk that the closing of the Offering is delayed or not completed at all; the risk that the net proceeds from the Offering may be deployed differently than currently anticipated; adverse market or capital-markets conditions; dilution to existing stockholders from the share issuance and the issuance of common stock equivalents; risks associated with the planned launch and deployment of the Company’s quantum-ready graphics processing unit edge network, including timing, cost, partner performance, customer adoption and integration of graphics processing unit infrastructure into existing operations; competitive risk in the artificial intelligence infrastructure and high-performance computing markets; changes in economic, market or regulatory conditions, including evolving regulatory frameworks applicable to securities offerings, artificial intelligence infrastructure and digital assets; risks associated with technological development and integration; and other risks and uncertainties as more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025, and other filings the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.

Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 8.01. Other Events.

On May 3, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Placement Agent Warrant
5.1	Opinion of Paul Hastings LLP
10.1	Form of Securities Purchase Agreement, dated May 3, 2026, by and between the Company and the purchasers party thereto*
23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1)
99.1	Press Release, dated May 3, 2026
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

* Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer